Exhibit 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Purchase Agreement No. 04761

between

The Boeing Company

and

United Airlines, Inc.

This Purchase Agreement No. 04761 between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer) relating to the purchase and sale of Model 737 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA), as amended.

1.	Quantity. Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737 MAX aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. The scheduled delivery month for any Aircraft may be *** with *** advance written notice by Boeing to Customer (Delivery ***). If the scheduled delivery month is ***, then only those obligations to be performed under the Purchase Agreement after the Delivery *** will be performed to the *** delivery month. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

UAL-PA-04761		Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.	Price.

3.1.            Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to *** in accordance with the terms of this Purchase Agreement.

3.2.            Airframe Price. The Airframe Price reflected in Table 1 includes the engine price at its basic thrust level.

3.3.            ***Payment Base Prices. The ***Payment Base Prices listed in Table 1 were calculated utilizing the *** on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1.            Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2.            The standard *** payment schedule for the Model 737 MAX aircraft requires Customer to make certain *** payments, expressed in a percentage of the *** Base Price of each Aircraft beginning with a payment of *** percent (***%), less the Deposit, due on the effective date of the Purchase Agreement for the Aircraft. Additional *** payments for each Aircraft are due as specified *** of the months listed in the attached Table 1.

4.3.            For any Aircraft whose scheduled month of delivery is less than *** from the date of this Purchase Agreement, the total amount of *** payments due for payment upon signing of this Purchase Agreement will include all *** payments which are past due in accordance with the standard *** payment schedule set forth in paragraph 4.2 above.

4.4.            Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1.           Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable *** factors and (vi) *** Payment Base Prices and *** payments and their schedules.

5.2.           Airframe and *** Features ***. Supplemental Exhibit AE1 contains the applicable airframe and *** features *** formula:

5.3.           Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.

5.4.            Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5.        Engine *** Variables. Supplemental Exhibit EE1 contains the applicable engine *** formula, the engine warranty *** for the Aircraft, describes the applicable engine *** formula and contains the engine warranty *** for the Aircraft.

UAL-PA-04761		Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.6.       Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7.       Public Announcement. Boeing and Customer reserve the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of their respective press release by the other party’s public relations department or other authorized representative.

5.8.       Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this 15th day of May of 2018

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-04761		Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description

Article 2.	Delivery Schedule

Article 3.	Price

Article 4.	Payment

Article 5.	Additional Terms

TABLE

1.	737-*** Aircraft Delivery, Description, Price and *** Payments

EXHIBITS

A	737-10 Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	***/Airframe and ***Features for the 737-10 Aircraft

BFE1.	BFE Variables 737-10 Aircraft

EE1.	Engine Warranty ***

SLP1.	Service Life Policy Components

UAL-PA-04761	TABLE OF CONTENTS	Page 1 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER

UAL-PA-04761-LA-1801463	***Payment Matters

UAL-PA-04761-LA-1801464	Demonstration Flight Waiver

UAL-PA-04761-LA-1801465	Open Matters 737-10 Aircraft

UAL-PA-04761-LA-1801466	Seller Purchased Equipment

UAL-PA-04761-LA-1801467	Special Matters

UAL-PA-04761-LA-1801468	***

UAL-PA-04761-LA-1801469	***

UAL-PA-04761-LA-1801470	Privileged and Confidential Matters

UAL-PA-04761-LA-1801471	AGTA Matters

UAL-PA-04761-LA-1801472	Assignment Matters

UAL-PA-04761-LA-1801473	737-10 Aircraft ***

UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft

UAL-PA-04761-LA-1801475	Loading of Customer Software

UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment

UAL-PA-04761-LA-1801477	Special Customer Support Matters

UAL-PA-04761-LA-1801478	Delivery *** Matters

UAL-PA-04761	TABLE OF CONTENTS	Page 2 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:	***

Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number		*** Estimate ***	*** Payment Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor		Actual or Nominal	Adv Payment Base	***	***	***	***
		Aircraft	(Airframe)		Delivery Month*	Price Per A/P	***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

* Nominal delivery month, subject to revision pursuant to Letter Agreement number UAL-PA-04761-LA-1801465 entitled "Open Matters 737-10 Aircraft".

Note: Serial Numbers are not yet available but even when provided will be provided as guidance only and are subject to change until delivery.

Aircraft that are in bold-faced, italicized type above comprise the ***

+ - Subject to confirmation by engine manufacturer

Table 1, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-10 Aircraft

UAL-PA-04761-EXA
737-10 Aircraft	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 AIRCRAFT

The Detail Specification is Boeing document number *** dated *** to the provisions of Letter Agreement UAL-PA-04761-LA-1801465 entitled “Open Matters”.

UAL-PA-04761-EXA
737-10 Aircraft	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	ATTACHMENT 1: *** 737-10 FEATURES LIST IS FOR ILLUSTRATIVE PURPOSES ONLY AS ALL ITEMS ***	MAX10 Aircraft *** Price Per A/C
***	***	***

UAL-PA-04761-EXA
737-10 Aircraft	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit B to Purchase Agreement Number 04761

UAL-PA-04761-EXB	February 20, 2012
EXB Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737 MAX AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished. If Customer fails to meet any particular deadline for an Aircraft, such failure shall not be deemed a breach of the Purchase Agreement provided that Customer promptly contacts Boeing to negotiate and agree upon a later deadline that will not interrupt Boeing's manufacturing operations nor cause a delay in delivery of the affected Aircraft.

1.                  GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer *** of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1              Airworthiness and Registration Documents. Not later than *** prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than *** prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

UAL-PA-04761-EXB

BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.2              Certificate of Sanitary Construction.

1.2.1        U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2        Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least *** prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to ***.

1.3              Customs Documentation.

1.3.1        Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than *** prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2        General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3        Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

UAL-PA-04761-EXB

BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.                Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than *** prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.                NOTICE OF FLYAWAY CONFIGURATION.

Not later than *** prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.                DELIVERY ACTIONS BY BOEING.

4.1              Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2              Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3              Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4              Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provsided
737	***

UAL-PA-04761-EXB

BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.5              Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6              Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.

4.7              Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.                DELIVERY ACTIONS BY CUSTOMER.

5.1              Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2              Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3              Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4              TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5              Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

UAL-PA-04761-EXB

BOEING/UNITED AIRLINES, INC. PROPRIETARY

***

AIRFRAME AND *** FEATURES

between

THE BOEING COMPANY

and

United Airlines, Inc.

Supplemental Exhibit AE1

to Purchase Agreement Number 04761

UAL-PA-04761-AE1
AE1 Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

***

AIRFRAME AND *** FEATURES

relating to

BOEING MODEL 737 AIRCRAFT

1.                Formula.

*** and *** Features price *** (***) are used *** to be *** in *** at the signing of this Purchase Agreement and *** to be *** at *** for the *** of ***. The Airframe *** will be *** at the time of *** in accordance with the following formula:

***

Where:

***. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, 777-F, and 777-300ER the ***.)

*** plus the *** (as set forth in Table 1 of this Purchase Agreement).

***

Where:

*** is the *** (as set forth in Table 1 of this Purchase Agreement);

*** is a value determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a ***, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the months of ***; the value released for the *** will be used for the ***.

***

Where:

*** is the *** (as set forth in Table 1 of this Purchase Agreement); and

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the *** scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of ***, the *** of the *** will be utilized in determining the value of *** and ***.

UAL-PA-04761-AE1
AE1 Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Note:

(i)	In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	*** is the numeric ratio attributed to *** in the *** formula.

(iii)	*** is the numeric ratio attributed to materials in the *** formula.

(iv)	The *** are the actual average values reported by the ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

(v)	The final value of *** will be rounded to the nearest dollar.

(vi)	The ***will not be made if it will *** in the ***.

2.              Values to be Utilized in the Event of Unavailability.

2.1              If the *** revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable ***, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to *** the *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of ***.

2.2              Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the base year for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3              In the event *** are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** shown in ***.

2.4              If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the *** will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued for *** for the period of original invoice to issuance *** or ***.

See notes on next page

UAL-PA-04761-AE1
AE1 Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Note:

(i)	The values released by the *** and available to Boeing *** to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** for the applicable months (including those noted as preliminary by the ***) to calculate the *** for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the *** equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

UAL-PA-04761-AE1
AE1 Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1

to Purchase Agreement Number 04761
for 737-10 Aircraft

UAL-PA-04761-Ex BFE1	BFE1 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***

*For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.

+ Dates applicable to *** configuration 737-10 Aircraft.

Note:	The Supplemental Exhibit BFE1 should be revised if other 737-10 Aircraft configurations are created

Customer will enter into initial agreements with the selected *** suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before nine ***, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1:

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

UAL-PA-04761-Ex BFE1	BFE1 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT 1 TO SUPPLEMENTAL EXHIBIT BFE1 TO PURCHASE AGREEMENT NO. 04761

Preliminary On Dock Date Data:

Nominal Del Date	Aircraft Qty	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
***	***

Attachment 1 to Supplemental Exhibit BFE1
UAL-PA-04761-Ex BFE1	BFE1 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ENGINE ***

ENGINE WARRANTY ***

between

THE BOEING COMPANY

and

United Airlines, Inc.

Supplemental Exhibit EE1

to Purchase Agreement Number 04761

PA No. 04761
Supplemental Exhibit EE1	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ENGINE ***

ENGINE WARRANTY AND ***

relating to

BOEING MODEL 737 AIRCRAFT

1.	ENGINE ***.

*** is defined for the 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9 or 737-10 Aircraft. Pursuant to the AGTA, the *** for these *** are *** and *** in the same manner as the ***.

2.	ENGINE WARRANTY AND ***.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to *** the *** of CFM's warranty as set forth below (***); subject, however, to *** acceptance of the conditions set forth herein. Accordingly, *** to *** and *** the *** as hereinafter set forth, and such *** to all CFM56-7 and *** type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for ***

2.1           Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and *** type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2           Patents.

***

2.2.3        The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on *** and *** powered Aircraft.

2.3           Initial Warranty. CFM warrants that CFM56-7 and *** Engine products will conform to CFM's applicable specifications and *** prior to Customer's initial use of such products.

2.4           ***

2.4.2        Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3        In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, *** as set forth herein shall apply to ***.

PA No. 04761
Supplemental Exhibit EE1	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.5           New Engine Warranty.

2.5.1        CFM warrants each new Engine and Module against *** for the initial *** Flight Hours as follows:

(i)	Parts *** for any ***.

2.5.2        As an alternative to the above ***, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at ***

(ii)	Transportation to and from the designated facility shall be at ***'s expense.

2.6          New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1        During the first *** Flight Hours for such Parts and Expendable Parts, *** will grant *** percent (***%) *** or *** for repair labor for failed Parts.

2.6.2        *** will grant a pro rata Parts *** for Scrapped Parts decreasing from *** percent (***%) at *** Flight Hours Part Time to *** percent (***%) at the applicable hours designated in Table 1.

2.7          Ultimate Life Warranty.

2.7.1        CFM warrants Ultimate Life limits on the following Parts:

***

2.7.2        *** will grant a pro rata *** decreasing from *** percent (***%) when new to *** percent at *** Flight Hours or *** Flight Cycles, whichever comes earlier. *** will be granted only *** by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than *** Flight Hours or *** Flight Cycles.

2.8          ***.

2.8.1        A *** will be declared by CFM when a *** introduction, ***, or *** replacement of an Engine or Module is *** CFM Service Bulletin or FAA Airworthiness Directive. *** may also be declared for CFM Service Bulletins requesting *** no later than the next Engine or Module shop visit. *** will *** following Parts ***:

Engines and Modules

(i)	*** percent (***%) for Parts in inventory or removed from service when new or with *** Flight Hours or less total Part Time.

(ii)	*** percent (***%) for Parts in inventory or removed from service with over *** Flight Hours since new, regardless of warranty status.

2.8.2        *** - *** will grant *** percent (***%) *** for *** of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a *** CFM Service Bulletin or FAA Airworthiness Directive. A *** will be granted by *** for other CFM issued Service Bulletins if so specified in such Service Bulletins.

PA No. 04761
Supplemental Exhibit EE1	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.8.3        Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9           Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10        Indemnity and Contribution.

2.10.1    IN THE EVENT *** FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF ***, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2    *** SHALL INDEMNIFY AND HOLD *** HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY *** EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY *** OR BECAUSE *** DID NOT APPEAR IN AN ACTION BROUGHT AGAINST ***. *** OBLIGATION TO INDEMNIFY *** HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS *** IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH *** WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT *** LIABILITY IS OTHERWISE LIMITED.

PA No. 04761
Supplemental Exhibit EE1	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

United Airlines, Inc.

Supplemental Exhibit SLP1

to Purchase Agreement Number  04761

UCH-PA-04761-SLP1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 MAX AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04761.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

UCH-PA-04761-SLP1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

UCH-PA-04761-SLP1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

UCH-PA-04761-SLP1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy *** the SLP Components.

UCH-PA-04761-SLP1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801463

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

References:	1) Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	***

2.	***.

*** will be due on the ***. In the event that ***.

3.	*** Rights.

3.1	Customer agrees that ***.

3.2	In the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

3.3	For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

UAL-PA-04761-LA-1801463
*** Matters	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

5.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463
*** Matters	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801463
*** Matters	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801464

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the ***, totals the following ***:

Aircraft Model	***
737	***

UAL-PA-04761-LA-1801464
Demonstration Flight Waiver	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the aircraft by *** following delivery to the extent such *** are not covered under a warranty provided by *** or any of *** suppliers.

Should a *** which requires the *** of the Aircraft to *** facilities at ***, so that Boeing may *** such ***, Boeing and Customer agree that title to and risk of loss of such Aircraft ***. In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in ***, as is chargeable by law to a bailee for mutual benefit, but *** shall not be liable for ***.

To be *** for *** shall submit a written itemized statement describing any *** and indicating the *** incurred by *** for each ***. This request must be submitted to ***, within *** days after the ***.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801464
Demonstration Flight Waiver	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801464
Demonstration Flight Waiver	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801465

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters 737-10 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 04761

Given the long period of time between Purchase Agreement signing and delivery of the first 737-10 Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Boeing Model 737-10 aircraft develops as follows:

1.	Aircraft Delivery Schedule.

1.1              The scheduled delivery position of the 737-10 Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first 737-10 Aircraft in each calendar year, Boeing will provide written notice with a *** of the scheduled delivery month for each 737-10 Aircraft with a Nominal Delivery Month in such calendar year.

1.2              Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and *** the *** for the 737-10 Aircraft.

UAL-PA-04761-LA-1801465
Open Matters	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.	Aircraft Configuration.

2.1       The initial configuration of Customer's Model Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the 737-10 Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1        No later than *** prior to the first 737-10 Aircraft's scheduled delivery, Boeing and Customer will discuss potential *** features.

2.1.2        Within *** after that meeting, Boeing will provide Customer with a proposal for those *** features that can be incorporated into the 737-10 Aircraft during production.

2.1.3        Customer will then have *** to accept or reject the *** features.

2.1.4        Within *** following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.4.1  Changes applicable to the basic Model 737-10 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.1.4.2  Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.4.3  Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.4.4  Changes to the *** Features Prices, and *** to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for *** features reflected in the *** and the actual prices of the *** features reflected in the Customer Configuration Changes. Such changes will not result in a *** to the *** provided in Table 1.

3.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801470, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-04761-LA-1801465
Open Matters	Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801472.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801465
Open Matters	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 737-10 MAX Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            ***.

1.1           737-10 ***.

At the time of delivery of each 737-10 Aircraft, Boeing *** to Customer a *** the 737-10 *** which shall equal *** (737-10 ***).

1.2           ***.

At the time of delivery of the ***

2.            ***.

Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.2 (***) are in *** for 737-10 Aircraft. The *** to the scheduled *** of the respective Aircraft delivery pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. ***

3.            737 Supplier Management.

It is Boeing’s 737 MAX design *** the 737 MAX ***. If a *** leads to a *** to be available only through a *** for the 737 MAX where ***, then *** for such affected *** will have the necessary agreements in place to provide 737 MAX ***. These ***, known as ***, will include (but not be limited to) *** that the terms of such *** are commercially reasonable

4.            Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

UAL-PA-04761-LA-1801467

Special Matters	Page 1

BOEING / UNITED AIRLINES PROPRIETARY

5.            Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

6.            Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467

Special Matters	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801467

Special Matters	Page 3

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801468

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

References:	1) Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***

1.            ***

2.            Interest.

In *** to the *** in paragraph 1, for *** commencing *** after the *** interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times *** received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the *** rate as published in the Wall Street Journal, US edition, effective the first business day of the *** and reset ***. For all purposes of this Letter Agreement, ***, then Boeing and Customer shall enter into an amendment to this Agreement to incorporate a *** interest rate that gives due consideration to the then prevailing market convention for determining a rate of interest for loans in the United States at such time.

Such interest will be calculated on a simple interest basis and paid in full at the same time as the ***.

UAL-PA-04761-LA-1801468

***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.            ***.

3.1           Boeing agrees to provide an *** the ***. The intent of providing such *** is to *** the ***, as provided for in the Purchase Agreement, on the *** from the *** to the *** of *** to *** under the Purchase Agreement.

3.2           The *** will be determined by subtracting the *** and *** at the *** for *** as provided in the Purchase Agreement, if applicable) *** and *** at the *** as provided in the Purchase Agreement, if applicable).

4.            ***.

Customer will not have the right to ***. Subject to Articles 4.1, 4.2, and 4.3 of this Letter Agreement, if ***

4.1           In the event that Customer *** the *** pursuant to Article 4 of this Letter Agreement, and the ***

4.2           For each additional *** may terminate the ***

4.3           In the event that the *** of a ***. For *** that ***, but which are *** pursuant to this Article 4.3, Customer ***, including without limitation those arising out of this Purchase Agreement.

5.            ***.

If the Purchase Agreement is *** with respect to any *** for a *** will, in *** and Interest as described above, *** to Customer the *** of the *** received by *** for such ***.

6.            ***.

The *** in this Letter Agreement are *** for a *** and are *** delivery. Customer *** or otherwise for any such ***.

7.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

UAL-PA-04761-LA-1801468

***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801468

***	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By;	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801468

***	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801469

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Subject to the terms, provisions, and conditions described herein, ***.

1.            Customer's ***.

Boeing *** Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** for the applicable Aircraft is *** not later than *** after receipt of Customer's ***.

2.           ***

At the time of delivery of each Aircraft, or *** after delivery of an Aircraft, *** Customer. Such *** shall be ***, identifying the Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***. The *** shall also indicate ***. Customer may *** subsequent to the Effective Date. If Customer ***, then Customer shall *** as outlined in paragraph 3 below.

3.            ***

Customer shall *** in accordance with either the *** set forth below, at Customer's option.

4.            ***

5.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

UAL-PA-04761-LA-1801469

***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

Attachment A to Letter Agreement UAL-PA-04761-LA-1801469

Date:	May 15, 2021

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	Technical Department

Reference:	Letter Agreement UAL-PA-04761-LA-1801469 to Purchase Agreement 04761

***

Very truly yours,

UAL-PA-04761-LA-1801469

***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger
Its:	Attorney-in-Fact

Attachment A: ***

***

Attachment A to UAL-PA-04761-LA-1801469

***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-04761-LA-1801469

***

Attachment B to UAL-PA-04761-LA-1801469

***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801470

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Privileged and Confidential Matters

References:	1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and AGTA (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.

(a)	Employees. A party may disclose the Information to its own employees (including the employees of Customer’s controlled subsidiaries United Air Lines, Inc. and Continental Airlines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.

UAL-PA-04761-LA-1801470
Privileged and Confidential Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

(b)	Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, *** and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors' compliance with such obligations.

(c)	Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:

(i)	The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and

(ii)	The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801470
Privileged and Confidential Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801470
Privileged and Confidential Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801471

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	AGTA Matters

References:	1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            AGTA Basic Articles.

1.1              Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:

Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, and 777-300ER, the Airframe Price includes the engine price at its basic thrust level.)

1.2              Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:

Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (*** to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER).

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BOEING / UNITED AIRLINES PROPRIETARY

1.3           Article 2.1.5, “*** Adjustment” of the basic articles of the AGTA is revised to read as follows:

*** Adjustment is defined as the price adjustment to the Airframe Price (*** for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER) and the *** Features Prices resulting from the calculation using the economic price formula contained in the *** to the ***. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the *** in the ***.

1.4          Article 11 of the AGTA i entitled “Notices” is revised to read as follows:

Article 11. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

UNITED	BOEING

By mail:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

By Courier:
United Airlines, Inc.

233 South Wacker Drive – HDQPP

Chicago, Illinois 60606

Attn: Vice President of Procurement_______________

By mail:

The Boeing Company

P.O. Box 3707

Mail Code: 21-43

Seattle, WA 98124

By Courier:
Boeing Commercial Airplanes

1901 Oakesdale Avenue SW

Renton, Washington 98057

Attn: Vice President – Contracts Mail Code 21-24

2.             Appendices to the AGTA.

2.1              Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9 and 737-10 in the amount of ***.

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AGTA Matters	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

3.            Exhibit C to the AGTA, “Product Assurance Document”.

3.1         Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

for Boeing aircraft models 777F, 777-200, 777-300ER, 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends *** after Delivery.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04761-LA-1801471
AGTA Matters	Page 3

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801471
AGTA Matters	Page 4

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801472

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Assignment Matters

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Notwithstanding any statement to the contrary in the Purchase Agreement or letter agreements to the Purchase Agreement, Boeing acknowledges that Customer will ***

1.            Assignment of Customer’s Interest.

Boeing hereby consents to Customer’s assignment of Customer’s rights and interest under the Purchase Agreement to: 1) Customer’s controlled subsidiary United Air Lines, Inc. (United Air Lines), 2) Customer’s controlled subsidiary Continental Airlines, Inc. (Continental Airlines), or 3) the successor entity resulting from the merger or consolidation of United Air Lines, Continental Airlines, and/or Customer (UAL Entity), in each case subject to the following terms and conditions:

1.1              Customer must notify Boeing of its intent to exercise its right to assign Aircraft in writing no less than *** prior to the first day of the scheduled delivery month of the Aircraft to be assigned;

1.2              Boeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement;

1.3              Customer’s assignment will include all of its rights and obligations under the Purchase Agreement with respect to the Aircraft and Customer’s assignee will assume all of Customer’s right and obligations under the Purchase Agreement with respect to the Aircraft.

1.4              If Customer’s assignees are either United Air Lines or Continental Airlines, then United Air Lines or Continental Airlines remain as controlled subsidiaries of Customer respectively at the time of assignment.

1.5              The assignment shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing.

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Assignment Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.            Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and can only be assigned pursuant to Article 9 of the AGTA, as amended.

3.           Confidential Treatment.

Customer and Boeing understand that certain commercial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801472
Assignment Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801472
Assignment Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801473

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	737-10 Aircraft ***

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the *** in the Attachments. These *** are exclusive and expire upon delivery of the relevant Aircraft to Customer.

1.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

2.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04761-LA-1801473	LA Page 1
737-10 ***
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801473	LA Page 2
737-10 ***
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

MODEL 737-10 ***

FOR United Airlines, Inc.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	***

5	***

6	***

Attachment to UAL-PA-04761-LA-1801473
737-10 ***	Attachment, Page 1
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The *** contained in this Attachment (the "***") are applicable to the 737-10 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA-approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a sea level altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be more than the following *** value:

NOMINAL:               ***     feet
TOLERANCE:          ***     feet
***:                            ***     feet

2.1.2	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:

NOMINAL:               ***     pounds
TOLERANCE:          ***     pounds
***:                            ***     pounds

2.1.3	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:

NOMINAL:               ***     pounds
TOLERANCE:          ***     pounds
***:                           ***     pounds

2.2	Landing

2.2.1	The FAA-approved landing field length at a gross weight of *** pounds and at a sea level altitude, will not be more than the following *** value:

NOMINAL:               ***     feet
TOLERANCE:          ***     feet
***:                           ***     feet

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*** Engines

2.2.2	The FAA-approved landing field length at a gross weight of 167,400 pounds and at an altitude of *** feet, will not be more than the following *** value:

NOMINAL:               ***     feet
TOLERANCE:          ***     feet
***:                           ***     feet

2.3	Enroute One-Engine-Inoperative Altitude

The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an ***°C day using not more than maximum continuous thrust, will not be less than the following *** value:

NOMINAL:               ***     feet
TOLERANCE:          ***     feet
***:                            ***     feet

2.4	Altitude Capability - All Engines Operating

The altitude capability at a gross weight of *** pounds, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, will not be less than the following *** value:

NOMINAL:               ***     feet
TOLERANCE:          ***     feet
***:                            ***     feet

Conditions:

1)	The Aircraft will be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft will be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft will have at least *** g margin to initial buffet.

2.5	Mission

2.5.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** route in summer) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:               ***     pounds
TOLERANCE:          ***     pounds
***:                           ***     pounds

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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent uphill.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet 7. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

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No. UAL-PA-04761-LA-1801473

*** Engines

Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

2.5.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a New York to San Francisco route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:             ***    pounds
TOLERANCE:         ***   pounds
***:                          ***   pounds

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The clearway is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles

P.A. No. 04761	LA-1801473 Attachment, Page 7
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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a *** route in summer) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:             ***    pounds
TOLERANCE:         ***   pounds
***:                          ***   pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent downhill.
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

P.A. No. 04761	LA-1801473 Attachment, Page 8
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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

2.5.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (representative of a Kahului to Los Angeles route) using the conditions and operating rules defined below, will not be less than the following *** value:

NOMINAL:             ***    pounds
TOLERANCE:         ***   pounds
***:                          ***   pounds

P.A. No. 04761	LA-1801473 Attachment, Page 9
AERO-B-BBA4-M17-0489	SS17-0360
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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°C.
The runway length is *** feet.
The headwind is *** knots.
The runway slope is *** percent downhill.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

P.A. No. 04761	LA-1801473 Attachment, Page 10
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Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.

P.A. No. 04761	LA-1801473 Attachment, Page 11
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No. UAL-PA-04761-LA-1801473

*** Engines

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, will not be more than the following *** value:

NOMINAL: *** pounds TOLERANCE: *** pounds ***: *** pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.

P.A. No. 04761	LA-1801473 Attachment, Page 12
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is standard day during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination is a sea level airport.

P.A. No. 04761	LA-1801473 Attachment, Page 13
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.5.7 is the basis for the mission *** of paragraphs 2.5.1 through 2.5.5.

P.A. No. 04761	LA-1801473 Attachment, Page 14
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

2.5.7 737-10 Weight Summary - United Airlines
Pounds
Standard Model Specification Manufacturer's Empty Weight (MEW)	***

Configuration Specification ***
*** Tourist Class Passengers
*** Engines
*** lb (*** kg) Maximum Taxi Weight

***	***

United Airlines MEW	***

Standard and Operational Items Allowance	***
(Paragraph 2.5.8)

United Airlines OEW	***

	Quantity	Pounds	Pounds
* ***:			***

***	***	***

2.5.8  Standard and Operational Items Allowance

	Quantity	Pounds	Pounds	Pounds
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Crew Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Premium Economy Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water - *** USG			***
Waste Tank Disinfectant			***
Emergency Equipment (Including Overwater Equipment)			***

Total Standard and Operational Items Allowance			***

P.A. No. 04761	LA-1801473 Attachment, Page 15
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

3	AIRCRAFT CONFIGURATION

3.1	The *** contained in this Attachment are based on the Aircraft configuration as defined in ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the ***.

3.2	The *** payloads of paragraphs 2.5.1, 2.5.2, 2.5.3, and 2.5.4, and the specified payload in the *** of paragraph 2.5.5 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:

(1)       Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)       The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	*** CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-10 *** the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, 14 CFR Part 25 effective February 1, 1965, including Amendments 25-1 through 25-141 with the exceptions permitted by 14CFR21.101.

P.A. No. 04761	LA-1801473 Attachment, Page 16
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the *** set forth in this Attachment will be appropriately modified to reflect any such change.

4.4	The takeoff and landing ***, and the takeoff portion of the mission *** are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category *** brakes, anti-skid operative, alternate go-around flap procedure (option to select Flaps *** when performing a return to land check), and with the Aircraft center of gravity at the most forward limit unless otherwise specified. If the *** condition specifies an alternate forward center of gravity, the performance will reflect the more aft center of gravity of the alternate forward center of gravity specified in the *** condition or the forward center of gravity limit. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The Power Management Control (PMC) is turned on. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The enroute one-engine-inoperative altitude *** is based on engine bleed for air conditioning with one pack operating. No engine bleed for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	The altitude capability *** and the climb, cruise and descent portions of the mission *** includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.5.7. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.7	The altitude capability *** and the climb, cruise and descent portions of the mission *** is based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5	*** COMPLIANCE

5.1	Compliance with the *** of Section 2 will be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the *** conditions of Section 4.

5.2	Compliance with the following *** or portions of such *** will be based on the FAA-approved Airplane Flight Manual for the Model 737-10 aircraft:

•	Takeoff
•	Landing
•	Enroute One-Engine-Inoperative Altitude
•	The initial buffet portion of All Engines Operating Altitude Capability
•	The takeoff portion of the mission conditions

P.A. No. 04761	LA-1801473 Attachment, Page 17
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-04761-LA-1801473

*** Engines

5.3	Compliance with the takeoff *** and the takeoff portion of the mission *** will not be contingent upon acceptance of a Change Request, Master Change or Change Order to allow operation at an alternate forward center of gravity limit or selection of the alternate go-around flap procedure (Flaps 5).

5.4	Compliance with the altitude capability *** and with the climb, cruise and descent portions of the mission *** will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5	Compliance with the mission *** may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating block fuel for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

5.6	The OEW used for compliance with the mission *** will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.7	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these ***.

5.8	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer's performance specification.

6	EXCLUSIVE ***

The only *** applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 04761	LA-1801473 Attachment, Page 18
AERO-B-BBA4-M17-0489	SS17-0360
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801474

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** for the 737-10 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, the term 737-10 Aircraft shall also include any 737-10 aircraft added to the Purchase Agreement subsequent to the date of this Letter Agreement.

1.	Definitions.

737-10 *** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

737-10 Program Aircraft means each 737-10 Aircraft specified in Table 1A of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each 737-10 Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given 737-10 Program Aircraft. The *** forecast applicable to a given 737-10 Program Aircraft is set forth in Attachment A.

4.                  ***.

4.1              If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** of any 737-10 Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue a 737-10 *** Notice to the Customer by the date set forth in Attachment A. Such 737-10 *** Notice shall, ***, either:

4.1.1        *** for such affected 737-10 Program Aircraft *** as set forth in Attachment B; or

UAL-PA-04761-LA-1801474 ***		Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.2        provide Customer with the *** as set forth in Attachment B and the *** factor determined in accordance with ***; or

4.1.3        provide Customer with the *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4        In the event that Boeing *** either the 737-10 *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected 737-10 Program Aircraft.

4.2              If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the 737-10 *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** 737-10 Program Aircraft.

4.2.1        Within *** days of Boeing’s receipt of *** notice for any such *** 737-10 Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such terminated 737-10 Program Aircraft ***, by Customer.

4.2.2        Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such 737-10 Program Aircraft shall be *** in accordance with Article 4.1.2.

4.3              In the event that the *** of a 737-10 Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such 737-10 Program Aircraft will be determined pursuant to Article 5 below.

5.	***.

5.1              If the *** forecast, as set forth in Article 3, *** of any 737-10 Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such 737-10 Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2              In the event the *** at *** of a 737-10 Program Aircraft subject to Article 5.1 above, *** applicable to such 737-10 Program Aircraft will be determined pursuant to Article 6 below.

6.	***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** of any 737-10 Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** escalation applicable to such 737-10 Program Aircraft ***:

6.1              If the *** of a 737-10 Program Aircraft, *** as set forth in Attachment B for such 737-10 Program Aircraft, then the *** for such 737-10 Program Aircraft.

6.2             *** of a 737-10 Program Aircraft, *** as set forth in Attachment B for such 737-10 Program Aircraft, then the ***s for such 737-10 Program Aircraft *** as set forth in Attachment B.

UAL-PA-04761-LA-1801474 ***		Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

7.             ***.

***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE2, and which pertains to the 737-10 Program Aircraft shall be ***established in this Letter Agreement for such 737-10 Program Aircraft ***other provisions of the Purchase Agreement ***

8.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801474 ***		Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801474 ***		Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & 737-10 *** Notice Date

*** Forecast	Applicable to 737-10 Program Aircraft Delivering in Time Period	737-10 *** Notice Date
***	***	***

UAL-PA-04761-LA-1801474 ***		Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B

***

***	***	***	***
***	***	***	***

Attachment B to UAL-PA-04761-LA-1801474 ***		Att. B, Page 1 of 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801475

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.             Introduction.

1.1              At Customer’s request, Boeing will perform a courtesy load of Customer-unique aircraft operational software and associated data owned by or licensed to Customer (Customer Software) on the Aircraft. The terms and conditions of this Letter Agreement will apply if Customer has accepted Boeing’s offer to perform a courtesy load of Customer Software on the Aircraft.

1.2              Customer Software is not part of the Aircraft type design therefore the Aircraft *** for delivery with such Customer Software installed on the Aircraft. For the Aircraft systems included in the Aircraft type design, Boeing will install its baseline production software to certify the Aircraft for *** to Customer.

2.             Customer Software Loading.

2.1              At Customer’s request, Boeing will temporarily load Customer Software on the Aircraft prior to Aircraft certification to support standard Customer inspection activities for the Aircraft. Following the Customer inspection activities, Boeing will remove the Customer Software.

2.2              At Customer’s request, Boeing will load Customer Software on the Aircraft promptly following *** to Customer.

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.             Additional Terms and Conditions.

3.1              Customer must provide the Customer Software to Boeing in support of Boeing’s schedule requirements. If any Customer Software load is ***, Boeing will not be required to further attempt to load such Customer Software and Boeing will load Boeing baseline production software, if applicable, on the Aircraft.

3.2              Customer is responsible for all testing, verification, quality assurance, and operational approval of Customer Software.

3.3              Customer Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 9, 10, and 11 of Exhibit A “Buyer Furnished Equipment Provisions Document” of the AGTA and such Articles apply to the loading of Customer Software.

3.4              The loading of Customer Software is a service under Exhibit B “Customer Support Document” of the AGTA.

3.5              Boeing makes no *** for the Customer Software loading services and Article 11 of Part 2 of Exhibit C “Disclaimer and Release; Exclusion of Liabilities” of the AGTA and Article 8.2 “Insurance” of the AGTA apply to the loading of Customer Software.

4.             Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801475 Loading of Customer Software		Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801475 Loading of Customer Software		Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801476

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the In-Flight Entertainment and communications systems (collectively referred to as Cabin Systems Equipment or CSE) described in Attachment A to this Letter Agreement for the 737-10 Aircraft (Attachment A). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the applicable Aircraft.

1.             Customer Responsibilities.

1.1              For 737-*** Aircraft, Customer has already selected CSE suppliers (Supplier(s)) system configuration and Options identified in Attachment A1 to this Letter. For the 737-10 Aircraft, Customer will select Suppliers and system configuration from among those identified in the Option(s) listed in Attachment A2 to this Letter Agreement, ***; or as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing.

1.2              Customer will enter into initial agreements with their selected Suppliers, or otherwise cause the selected Suppliers, to actively participate with Customer and Boeing in meetings, including but not limited to the Initial Technical Coordination Meeting (ITCM), to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a *** of functionality at delivery.

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BOEING PROPRIETARY

1.3              Customer will enter into final agreements with the selected Suppliers that will:

1.3.1        include the actual statement of work as defined at the ITCM. Final agreements will also include price, warranty, training, product support following Aircraft delivery (including spares support), and any other special business arrangements required by Customer;

1.3.2        require Supplier to assist the seat suppliers in the preparation of seat assembly functional test plans and procedures and coordinate integration testing; and

1.3.3        require Supplier to comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for *** such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer upon request.

2.             Boeing Responsibilities.

2.1              Boeing will:

2.1.1        perform the Project Manager functions stated in Attachment B;

2.1.2        provide Aircraft interface requirements to Suppliers;

2.1.3        assist Suppliers in the development of CSE system specifications and approve such specifications;

2.1.4        release purchase orders, including on-dock dates to Supplier on behalf of Customer, and manage such purchase orders;

2.1.5        coordinate the resolution of technical issues with Suppliers;

2.1.6        ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

2.1.7        obtain FAA certification of the Aircraft with the conforming CSE installed therein.

3.             Software.

CSE systems may contain software of the following two types:

3.1              Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

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BOEING PROPRIETARY

3.2              Customer's Software. The software which is defined by the Customer to support specified features and appearance is Customer's Software and is not part of the CSE.

3.2.1        Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager's functions described in Attachment B, for Customer's Software.

3.2.2        The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery unless such omission or lack of functionality is due to a breach by Boeing of its obligations under this Purchase Agreement.

3.2.3        Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

3.2.4        Boeing will not be responsible for obtaining FAA certification for Customer's Software.

4.             Changes.

Any changes to CSE may only be made by and between Boeing and the Supplier. Customer requested changes to the CSE specification after execution of this Letter Agreement will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to *** through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier.

4.1              Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If *** after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

5.             Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's purchase order with Boeing. Within *** of Customer's receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in paragraph 6 will apply.

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BOEING PROPRIETARY

6.             Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

7.             Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if a Supplier fails (for any reason other than a default by Boeing under the purchase order terms or this Letter Agreement) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

7.1              revise the scheduled delivery month of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the *** Adjustment on such revised delivery month;

7.2              deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or

7.3              increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance, including but not limited to, *** associated with *** by Boeing, any *** due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to *** of such CSE.

8.             Price and Payment.

8.1              ***. An estimated price for the CSE purchased by Boeing will be included in the Aircraft *** to establish the *** for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.

8.2              Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated costs, including but not limited to transportation and import or export fees, charged to Boeing by Suppliers.

9.             Customer's Indemnification of Boeing.

THE PROVISIONS OF AGTA, EXHIBIT A, BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT, “INDEMNIFICATION OF BOEING” WILL APPLY TO CSE.

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BOEING PROPRIETARY

10.           Title and Risk of Loss.

Title to CSE will remain with Boeing from the time that Boeing receives title to the CSE until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-In-Fact

UAL-PA-04761-LA-1801476 Installation of Cabin Systems Equipment		Page 5
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801476 Installation of Cabin Systems Equipment		Page 6
BOEING PROPRIETARY

Attachment A

Boeing Model 737-10 Aircraft Cabin Systems Equipment

The following listing describes items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE (each such element referred to herein as an Option or Options as the context requires) with each such Option being more fully described in its corresponding Option Data Page. Final configuration will be based on Customer acceptance of any or all Options listed below.

.

Option Number and Title

Option Number	Option Title
***	***

Attachment A (MAX10) to UAL-PA-04761-LA-1801476 Installation of Cabin Systems Equipment	Page 1
BOEING PROPRIETARY

Attachment B

Project Manager

1.                  Project Management.

Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost, or aesthetics. Boeing will be responsible for:

(i)	managing the development of all program schedules;

(ii)	evaluating Supplier's program management and developmental plans to meet Boeing’s production schedule;

(iii)	defining program metrics and status requirements;

(iv)	scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed;

(v)	monitoring compliance with schedules;

(vi)	evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

(vii)	managing the joint development of the CSE system specification; and

(viii)	leading the development of a joint CSE project management plan (Project Plan).

Attachment B to UAL-PA-04761-LA-1801476 Installation of Cabin Systems Equipment	Page 1
BOEING PROPRIETARY

2.                  System Integration.

Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

(i)	as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;

(ii)	Coordinate Boeing, Customer and Supplier teams to ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and

(iii)	organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.                  Seat Integration.

(i)	Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan", as amended and superseded from time to time.

Attachment B to UAL-PA-04761-LA-1801476 Installation of Cabin Systems Equipment	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801477

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Customer Support Matters

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Customer Support Program for the Aircraft will be based upon and equivalent to the entitlements summarized herein.

1.                  Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities: Additionally, Boeing will provide revision services for all technical data and documents identified in this section in accordance with Attachment 1 to this Letter Agreement.

1.1	Flight Operations.

Airplane Flight Manual
Airplane Rescue and Fire Fighting Information
Dispatch Deviation Guide
ETOPS Guide Vol. III
FMC Supplementary Data Document
Flight Crew Operations Manual and Quick Reference Handbook
Flight Crew Training Manual
Performance Engineer’s Tool
Jet Transport Performance Methods
Operational Performance Software
Weight and Balance Manual Chapter 1 Control and Loading

UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.2	Maintenance.

Aircraft Maintenance Manual
Component Maintenance Manual
Fault Isolation Manual
Fault Reporting Manual
Fuel Measuring Stick Manual
Illustrated Parts Catalog
Nondestructive Test Manual
Power plant Buildup Manual
Service Bulletins and Index
Standard Overhaul Practices Manual Chapter 20
Standard Wiring Practices Manual
Structural Repair Manual
Systems Schematics Manual
Wiring Diagram Manual

1.3	Service Engineering.

Maintenance Tips
Service Letters

1.4	Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals
ETOPS Configuration, Maintenance and Procedures
ETOPS Guide Vol. I and II
Maintenance Planning Data Document
Maintenance Task Cards and Index

1.5	Facilities and Equipment Planning.

Airplane Recovery Document
Engine Ground Handling Document
GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual
Maintenance Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index

1.6	Airport Technology.

Airplane Characteristics for Airport Planning

UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

1.7	Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index
Product Support Supplier Directory
Supplier Assembly Drawings
Supplier Component Maintenance Manuals
Supplier Ground Support Equipment List
Supplier Product Support and Assurance Agreements Documents Vol. I and II
Supplier Publications Index
Supplier Service Bulletins
Supplier Spare Part Price Catalog

1.8	Product Support.

Product Standard Data System

1.9	Fleet Statistical Data and Reporting.

Fleet reliability views, charts, and reports

2.                  Aircraft Information.

2.1              Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, ***, number of aircraft, aircraft registries, landings, and *** for Boeing model aircraft); (ii) summary and detailed *** data; (iii) *** data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

2.2              License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and *** in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed and the Aircraft Information is aggregated if disclosed to *** such that *** will be unable to identify the source of the Aircraft Information. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of *** products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support ***. Boeing will provide assistance to Customer under a separate agreement for *** to enable the automated software feed.

UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

3.                  Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the assignment of a security interest in exchange for financing towards the purchase of the Aircraft, an assignable credit memorandum amount will be determined via mutual agreement between Customer and Boeing, and Boeing’s consent to assign such credit memorandum will not be unreasonably withheld.

4.                  Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 5
BOEING / UNITED AIRLINES PROPRIETARY

Attachment 1 to
Special Customer Support Matters Letter Agreement

Flight Operations
Airplane Flight Manual	***
Airplane Rescue and Fire Fighting Information	***
Dispatch Deviation Guide	***
ETOPS Guide Vol. III	***
FMC Supplementary Data Document	***
Flight Crew Operations Manual and Quick Reference Handbook	***
Flight Crew Training Manual	***
Performance Engineer’s Tool	***
Jet Transport Performance Methods	***
Operational Performance Software	***
Weight and Balance Manual Chapter 1 Control and Loading	***
Maintenance.
Aircraft Maintenance Manual	***
Component Maintenance Manual	***
Fault Isolation Manual	***
Fault Reporting Manual	***
Fuel Measuring Stick Manual	***
Illustrated Parts Catalog	***
Nondestructive Test Manual	***
Power plant Buildup Manual	***
Service Bulletins and Index	***
Standard Overhaul Practices Manual Chapter 20	***
Standard Wiring Practices Manual	***
Structural Repair Manual	***
Systems Schematics Manual	***
Wiring Diagram Manual	***
Service Engineering
Maintenance Tips	***
Service Letters	***
.Maintenance Programs Engineering
Airline Maintenance Inspection Intervals	***
ETOPS Configuration, Maintenance and Procedures	***
ETOPS Guide Vol. I and II	***
Maintenance Planning Data Document	***
Maintenance Task Cards and Index	***
Facilities and Equipment Planning.
Airplane Recovery Document	***

Legend:

***

Attachment 1 to UAL-PA-04761-LA-1801477 Special Customer Support Matters	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801478

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Delivery *** Matters

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.             ***. *** has requested, and *** has agreed to provide, *** in the *** of ***. *** will provide *** subject to the following terms and conditions:

1.1              Such *** is offered to *** subject to available ***.

1.2              Such *** may *** for a period of no greater than ***.

1.3              *** will be available for Aircraft deliveries in ***, and will be limited to no more than ***.

1.4              *** must exercise the *** by providing *** with written notification at least *** months prior to the first day of *** or *** of the Aircraft for which the *** is requested.

UAL-PA-04761-LA-1801478 Delivery *** Matters	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.             Reciprocal ***. Should *** successfully exercise its *** pursuant to the terms of this Letter Agreement, *** will be provided with a *** subject to the following terms and conditions:

2.1              Such *** may *** for a period of no greater than ***.

2.2              *** will be provided with *** after every *** successfully exercised ***. Unless exercised pursuant to the terms and conditions of this Letter Agreement, each *** will terminate *** months from the first day of the month that such *** is made available to ***.

2.3              *** must exercise each *** by providing *** with written notification at least *** months prior to the first day of the *** or *** of the Aircraft for which ***will be applied to.

3.             Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY
By:	/s/ Irma L. Krueger
Its:	Attorney-In-Fact

UAL-PA-04761-LA-1801478 Delivery *** Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 15 , 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-04761-LA-1801478 Delivery *** Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY